                                                                   Exhibit 99

                           NATIONSBANK, N.A.
       MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                  MAY 1, 1998 THROUGH MAY 31, 1988

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance		                             				$290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                             						28.44%
    (ii)  Class A-1 Notes Balance					                        	$82,654,904.00
    (iii) Class A-1 Notes Rate				                                  		5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage				                             		41.29%
    (ii)  Class A-2 Notes Balance		                       				$120,000,000.00
    (iii) Class A-2 Notes Rate			                                    			6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage			                             			26.27%
    (ii)  Class A-3 Notes Balance			                        			$76,343,707.00
    (iii) Class A-3 Notes Rate		                                    				6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                         						4.00%
    (ii)  Class B Certificates Balance			                   			$11,624,943.00
    (iii) Class B Certificates Rate				                               		7.05%
(F) Servicing Fee Rate	                                            					1.00%
(G) Weighted Average Coupon (WAC)			                                 			9.53%
(H) Weighted Average Original Maturity (WAOM)		            				56.22 		months
(I) Weighted Average Remaining Maturity (WAM)			            			49.45 		months
(J) Number of Receivables			                                        			24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage				              		2.00%
    (ii)  Reserve Account Initial Deposit			                 			$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c)
           if 1.25% loss and delinq triggers hit -
           otherwise greater of K(iii)(a or b))
           (a) Percent of Initial Pool Balance                          2.00%
           (b) Percent of Remaining Pool Balance	                  					3.25%
          (c) Trigger Percent of Remaining Pool Balance					           	6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance				                             		$102,024,623.32
(B) Total Note and Certificate Pool Factor			                    			0.3510542
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance		                                  				$0.00
    (ii) Class A-1 Notes Pool Factor			                          			0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance				                         		$14,055,973.32
    (ii) Class A-2 Notes Pool Factor		                          				0.1171331
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance		                         				$76,343,707.00
    (ii) Class A-3 Notes Pool Factor	                          					1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance			                    			$11,624,943.00
    (ii) Class B Certificates Pool Factor			                     			1.0000000
(G) Reserve Account Balance						                               $5,944,886.14
(H) Cumulative Net Losses for All Prior Periods			           			$4,562,249.92
(I) Net Loss Ratio for Second Preceding Period				                    		2.33%
(J) Net Loss Ratio for Preceding Period                           						1.47%
(K) Delinquency Ratio for Second Preceding Period			                 			0.84%
(L) Delinquency Ratio for Preceding Period			                        			0.86%
(M) Weighted Average Coupon (WAC)		                                 				9.50%
(N) Weighted Average Remaining Maturity (WAM)				            		30.86 		months
(O) Number of Receivables						                                        13,914

C. INPUTS FROM THE MAINFRAME
-----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections			                           			$5,931,092.04
    (ii)  Not Used				                                                 		0.00
    (iii) Repurchased Loan Proceeds Related to Principal				           		0.00
    (iv) Other Refunds Related to Principal	                        					0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections			                               			755,915.98
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC)					                                 	9.49%
(D) Weighted Average Remaining Maturity (WAM)		            				30.10 		months
(E) Remaining Number of Receivables	                              					13,427
(F) Delinquent Receivables
	                                   			Dollar Amount 		       # Units
                                       -------------          -------
    (i)  30-59 Days Delinquent				         2,895,720    	3.02%   	358  		2.67%
    (ii)  60-89 Days Delinquent          				682,368 	   0.71%	    72  		0.54%
    (iii) 90 Days or More Delinquent			     	346,939 	   0.36%	    39  		0.29%

(G) Repossessions
                                   				Dollar Amount 		       # Units
                                       -------------          -------
                                         				468,009    	0.49%    	51  		0.38%


D. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------

(A) Reserve Account Investment Income 	                        					$27,717.39
(B) Aggregate Net Losses before Liquidation Proceeds
      and Recoveries for
Collection Period			                                              			82,227.65
(C) Liquidated Receivables Information
    (i)   Not Used			                                                  			0.00
    (ii)  Not Used	                                                  					0.00
    (iii) Recoveries on Previously Liquidated Contracts				        		42,439.73
(D) Aggregate Net Losses for Collection Period			                 			39,787.92
(E) Actual Number of Days in Interest Period				                          		31

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections		                                     				$755,915.98
(B) Not Used		                                                        				0.00
(C) Repurchased Loan Proceeds Related to Interest					                   	0.00
(D) Recoveries from Prior Month Charge Offs			                    			42,439.73
(E) Investment Earnings from the Reserve Account		               				27,717.39
(F) Total Interest Collections		                                				826,073.10

Principal:
(G) Principal Payments Received		                            				$5,931,092.04
(H) Not Used				                                                        		0.00
(I) Repurchased Loan Proceeds Related to Principal	                  					0.00
(J) Other Refunds Related to Principal				                              		0.00
(K) Total Principal Collections		                             				5,931,092.04

(L) Total Collections				                                      		$6,757,165.14


II. DISTRIBUTIONS	                                       							Per $1,000 of
-----------------                                   					 			Original Balance
                                                              ----------------
(A) Total Interest Collections			     	         		$826,073.10
(B) Servicing Fee 			                           			$85,020.52           		0.29

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due			       	$0.00              	0
    (ii)  Class A-1 Notes Monthly Interest Paid
            (after reserve fund draw)				               		0.00              	0
                                                  ------------
    (iii) Class A-1 Notes Monthly Interest
            Shortfall (after reserve fund draw)		      		$0.00             		0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due						$74,379.53   		0.619829379
    (ii)  Class A-2 Notes Monthly Interest Paid
            (after reserve fund draw)				          		74,379.53   		0.619829379
                                                  ------------
    (iii) Class A-2 Notes Monthly Interest
            Shortfall (after reserve fund draw)	    					$0.00             		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due					$429,433.35         		5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
            (after reserve fund draw)					         	429,433.35         		5.625
                                                  ------------
    (iii) Class A-3 Notes Monthly Interest
            Shortfall (after reserve fund draw)    						$0.00             		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest    	$68,296.54 	        	5.875
    (ii)  Class B Certificates Monthly Interest Paid
            (after reserve fund draw)			          			68,296.54         		5.875
                                                   -----------
    (iii) Class B Certificates Monthly Interest
            Shortfall (after reserve fund draw)	    					$0.00             		0
(G) Total Note and Certificate Interest Paid
      (after reserve fund draw)			              			$572,109.42
(H) Excess Interest		                          				$168,943.16

Principal
(I) Total Principal Collections				            		$5,931,092.04
(J) Draw on Reserve Fund for realized losses 		  				82,227.65
(K) Total Amount Available for Principal
      Distribution 		                        				$6,013,319.69
                                                           		   Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due		     				0.00 		           0
    (ii)  Class A-1 Notes Monthly Principal Paid
            (after reserve fund draw)	               					0.00 		           0
                                                  ------------
    (iii) Class A-1 Notes Monthly Principal
            Shortfall (after reserve fund draw)		     				0.00 		           0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due			6,013,319.69  		50.11099742
    (ii)  Class A-2 Notes Monthly Principal Paid
            (after reserve fund draw)			       			6,013,319.69  		50.11099742
                                                 -------------
    (iii) Class A-2 Notes Monthly Principal
            Shortfall (after reserve fund draw)	     					0.00            		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due					     	0.00 	           	0
    (ii)  Class A-3 Notes Monthly Principal Paid
            (after reserve fund draw)			               			0.00            		0
                                                  ------------
    (iii) Class A-3 Notes Monthly Principal
            Shortfall (after reserve fund draw)	     					0.00 		           0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due						0.00 		           0
    (ii)  Class B Certificates Monthly Principal
            Paid (after reserve fund draw)				          		0.00 	           	0
                                                  ------------
    (iii) Class B Certificates Monthly Principal
            Shortfall (after reserve fund draw)		     				0.00            		0
(P) Total Note and Certificate Principal Paid					6,013,319.69
(Q) Total Distributions			                     			6,670,449.63
(R) Excess Servicing Releases from Reserve Account
      to Servicer		                             				270,923.43
(S) Amount of Draw from Reserve Account				        		82,227.65
(T) Draw from Reserve Account plus Total
      Available Amount				                      		6,839,392.79

III. POOL BALANCES AND PORTFOLIO INFORMATION
                                            				Beginning           		End
                                            				of Period        		of Period
                                           ------------------   --------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance		        		$102,024,623.32 		$96,011,303.63
    (ii)   Total Note  and  Certificate Pool
             Factor                             				0.3510542 	     	0.3303631
    (iii)  Class A-1 Notes Balance		                   		0.00           		0.00
    (iv)   Class A-1 Notes Pool Factor	          			0.0000000 	     	0.0000000
    (v)    Class A-2 Notes Balance	          			14,055,973.32   		8,042,653.63
    (vi)   Class A-2 Notes Pool Factor	          			0.1171331 	     	0.0670221
    (vii)  Class A-3 Notes Balance			          	76,343,707.00 	 	76,343,707.00
    (viii) Class A-3 Notes Pool Factor			          	1.0000000      		1.0000000
    (ix)   Class B Certificates Balance			     	11,624,943.00 	 	11,624,943.00
    (x)    Class B Certificate Pool Factor	      			1.0000000 	     	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)			              9.50%	          	9.49%
    (ii)  Weighted Average Remaining
            Maturity (WAM) 	                 			30.86 	months  	30.10 		months
    (iii) Remaining Number of Receivables	          			13,914         		13,427
    (iv)  Portfolio Receivable Balance		    		$102,024,623.32 		$96,011,303.63

IV. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance				                    				$5,944,886.14
(B) Draw for Realized losses			                                 					82,227.65
(C) Draw for Servicing Fee				                                        				0.00
(D) Draw for Class A-1 Notes Interest Amount			                      					0.00
(E) Draw for Class A-2 Notes Interest Amount						                      		0.00
(F) Draw for Class A-3 Notes Interest Amount					                      			0.00
(G) Draw for Class B Certificates Interest Amount			                 					0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates					 			82,227.65
(I) Excess Interest							                                         	168,943.16
(J) Reserve Account Balance Prior to Release				              				6,031,601.65

(K) Reserve Account Required Amount						                       		5,760,678.22

(L) Final Reserve Account Required Amount						                 		5,760,678.22

(M) Reserve Account Release to Servicer				                     				270,923.43

(N) Ending Reserve Account Balance								                        5,760,678.22

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Aggregate Net Losses before Liquidation Proceeds
      and Recoveries for Collection Period				                  				$82,227.65
(B) Liquidated Contracts
    (i)   Not Used				                                                				0.00
    (ii)  Not Used				                                                				0.00
    (iii) Recoveries on Previously Liquidated Contracts				      				42,439.73
(C) Aggregate Net Losses for Collection Period					               			39,787.92
(D) Net Loss Ratio for Collection Period (annualized)			            					0.48%
(E) Cumulative Net Losses for all Periods						                 		4,602,037.84
(F) Delinquent Receivables
                                  				Dollar Amount 		      # Units
                                      -------------         -------
    (i)  30-59 Days Delinquent		        		2,895,720 	  3.02%	   358 		   2.67%
    (ii)  60-89 Days Delinquent				         682,368 	  0.71%	    72 		   0.54%
    (iii) 90 Days or More Delinquent	    			346,939 	  0.36%	    39 		   0.29%

(G) Repossessions
                                   			Dollar Amount 		       # Units
                                      -------------          -------
                                        				468,009   	0.49%	     51   		0.38%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance

    (i) Second Preceding Collection Period					                       			2.33%
    (ii) Preceding Collection Period					                             			1.47%
    (iii) Current Collection Period					                              			0.48%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	1.43%

(B) Ratio of Balance of Contracts Delinquent 60 Days
       or More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period					                       			0.84%
    (ii) Preceding Collection Period						                             		0.86%
    (iii) Current Collection Period					                              			1.08%
    (iv) Three Month Average (Avg(i,ii,iii))					                     			0.93%

(C) Loss and Delinquency Trigger Indicator					             			Trigger was hit







The undersigned officers of NationsBank, N.A., as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.





/s/ William Kinyua					/s/ Gregory R. Hackworth
------------------     ------------------------
    William Kinyua			    		Gregory R. Hackworth
    Vice President 					   Senior Vice President


